Exhibit 10.1
STOCK PURCHASE AGREEMENT
     THIS STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of November 10, 2008 (the “Effective Date”), is executed by and among Endocare, Inc., a Delaware corporation (the “Company”), and the parties set forth on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).
     WHEREAS, concurrently herewith, the Company is entering into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Galil Medical Ltd., an Israeli corporation (“Galil”), and Orange Acquisitions Ltd., an Israeli corporation and wholly owned subsidiary of the Company (“Merger Sub”), which provides for the merger of Merger Sub with and into Galil, with Galil surviving such merger as a wholly-owned subsidiary of the Company, all subject to and in accordance with the provisions set forth in the Merger Agreement (the “Merger”).
     WHEREAS, simultaneously with the closing of the Merger, the Purchasers desire to purchase and the Company desires to sell in the aggregate 16,250,000 shares (the “Shares”) of common stock of the Company, par value $.001 per share (“Common Stock”), at a price per share of $1.00 (the “Per Share Purchase Price”) for an aggregate purchase price of $16,250,000.
     WHEREAS, concurrently herewith, each of the Purchasers on Schedule I is executing and delivering to the Company its Voting Agreement.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:
     1. Purchase and Sale of Stock.
Subject to the terms and conditions of this Agreement:
     (a) Each Purchaser agrees to purchase, severally and not jointly, from the Company on the Closing Date (as such term is defined below), in cash, the number of Shares set forth adjacent to such Purchaser’s name under the heading “Share Allocation” on the signature page of such Purchaser hereto (such amount as it applies to each Purchaser, the “Share Allocation”) at the Per Share Purchase Price, representing an aggregate purchase price set forth adjacent to such Purchaser’s name under the heading “Purchase Price” on the signature page hereto (such amount as it applies to each Purchaser, the “Purchase Price”).
     (b) The Company agrees to issue, sell and convey to each Purchaser such Purchaser’s Share Allocation, in each case, in exchange for the payment by such Purchaser of such Purchaser’s Purchase Price.
     2. The Closing.
     (a) The closing of the purchase and sale of the Shares (the “Closing”) shall, subject to the satisfaction or waiver of the conditions set forth in Section 7, take place at the offices of Gibson,

Dunn & Crutcher LLP, 3161 Michelson Drive, Irvine, CA 92612, simultaneously with the closing of the Merger as contemplated by the Merger Agreement. The day on which the Closing takes place is referred to as the “Closing Date.”
     (b) At the Closing, subject to the terms and conditions of this Agreement, (i) each Purchaser shall (A) deliver such Purchaser’s Purchase Price by wire transfer to an account designated by the Company, and (B) deliver to the Company the Registration Rights Agreement in the form of Exhibit A hereto (the “Registration Rights Agreement”), dated as of the Closing Date and duly executed by such Purchaser, and (ii) the Company shall deliver or cause to be delivered to each Purchaser (A) a certificate registered in the name of such Purchaser representing a number of Shares equal to such Purchaser’s Share Allocation or shall provide to the Company’s transfer agent, Computershare Trust Company, N.A. (together with any successor thereto, the “Transfer Agent”), irrevocable instructions to issue and deliver via overnight courier to each Purchaser a certificate representing such Shares, free and clear of any legends except those set forth in Section 4(h), (B) an opinion of counsel to the Company in the form of Exhibit B hereto and dated as of the Closing Date, and (C) a copy of the Registration Rights Agreement, dated as of the Closing Date and duly executed by the Company.
     (c) (i) In the event that any Purchaser (A) has breached its obligations under Section 1(a), (B) does not confirm in writing, upon reasonable notice and request from the Company, that such Purchaser will satisfy its obligations under Section 1(a) on the Closing Date as determined by the Company in good faith, or (C) shall provide notice to the Company that it will not satisfy its obligations under Section 1(a) on the Closing Date (each, a “Defaulting Purchaser”), all of such Purchaser’s Share Allocation (a “Defaulted Share Allocation”) will instead be offered by the Company, at the same Per Share Purchase Price, to the other Purchasers who are not Defaulting Purchasers (“Non-Defaulting Purchasers”), ratably in accordance with their respective Percentage Allocations.
     (ii) “Percentage Allocation” for each Non-Defaulting Purchaser shall mean the Share Allocation for such Non-Defaulting Purchaser divided by the aggregate Share Allocations for all Non-Defaulting Purchasers.
     (iii) The Company shall make any offer of a Defaulted Share Allocation to the Non-Defaulting Purchasers within three business days of receiving notice from a Defaulting Purchaser that it will not satisfy its obligations under Section 1(a), but in no event later than the Closing Date. The Non-Defaulting Purchasers shall have three business days, but in no event later than the Closing Date, to notify the Company that it shall accept some or all of its pro rata share of the Defaulted Share Allocation (each such Non-Defaulting Purchaser, an “Electing Offeree”).
     (iv) Each Electing Offeree electing to purchase all of its pro rata share of the Defaulted Share Allocation (“Fully Electing Offerees”) shall have a right of oversubscription with respect to such portion of the Defaulted Share Allocation not purchased by the other Non-Defaulting Purchasers, which oversubscription rights shall be applied among the Fully Electing Offerees who exercise such rights ratably in accordance with their respective Percentage Allocations until all of the Defaulted Share Allocation has been subscribed for. “Percentage Allocation” for each Fully Electing Offeree for purposes of the allocation of the oversubscription rights in this clause (iv) shall mean the Percentage Allocation for such Fully Electing Offeree divided by the aggregate Share Allocations for all Fully Electing Offerees.
     (v) The Company agrees to issue, sell and convey to each Electing Offeree (if any) on the Closing Date such Electing Offeree’s portion of a Defaulted Share Allocation, as determined herein, in each case, in exchange for the payment by such Purchaser of the purchase price (calculated based on the Per Share Purchase Price) in respect of such portion of the Defaulted Share Allocation, and the Company and Electing Offerees shall comply with the applicable Closing requirements set forth in Section 2(b) in respect of any Defaulted Share Allocation.
     (vi) To the extent that the Non-Defaulting Purchasers do not purchase all of the Defaulted Share Allocation in accordance with the foregoing procedures, then the Company has the right to offer and sell any remaining unsold Defaulted Share Allocation to any other Person or Persons who qualify as Qualified Institutional Buyers or Institutional Accredited Investors (each, an “Additional Purchaser”). All Purchasers acknowledge and agree that the Agreement shall be amended to reflect any purchase of the Defaulted Share Allocation as set forth in this Section, including adding any Additional Purchaser as a party to the Agreement.

     (d) (i) Notwithstanding the foregoing, no Purchaser shall be entitled to purchase additional Shares pursuant to Section 2(c), if as a result of such purchase of additional Shares, such Purchaser and its Affiliates will own, directly or indirectly, in excess of 35% of the outstanding shares of Common Stock immediately after the effective time of the Merger and issuance to such Purchaser of the Merger consideration to which it is entitled and after taking into account the Shares issued pursuant to this Agreement. In addition, each Purchaser represents, warrants and covenants to the Company that such Purchaser (A)(1) does not own, directly or indirectly, as of the date hereof, and (2) during the Standstill Period (as defined below) will not own, directly or indirectly, in each case, individually or together with its Affiliates, more than 35% of the then outstanding shares of Common Stock, and (B)(1) is not, and none of its Affiliates are, as of the date hereof, and (2) during the Standstill Period will not, and none of its Affiliates will, in each case, be a party to any express legally binding agreement with any non-affiliated Purchaser of such Purchaser with respect to the voting, acquisition or disposition of any shares of Common Stock representing more than 35% of the then outstanding shares of Common Stock, other than the Merger Agreement and/or the Financing Agreements or any agreements or documents to be entered into in connection therewith.
     (ii) Notwithstanding anything in this Section 2(d) to the contrary, if (A) from the date hereof, and prior to the effective time of the Merger, any unaffiliated third party commences or makes an offer for the Company or any equity securities of the Company, by tender offer, merger, stock purchase or any other change of control proposal of any nature constituting a Superior Proposal, or (B) during the Standstill Period, at any other time, any unaffiliated third party commences or makes a tender offer for any or all of the shares of Common Stock (each a “Qualified Third Party Offer”), each Purchaser (independently and/or together with any other Purchaser) and any of its Affiliates shall be permitted to make, and this Section 2(d) will not apply to, a competing offer to acquire any Common Stock with respect to (A), and a tender offer with respect to (B) (each a “Competing Offer”), subject to and in accordance with the following:
          (A) the Competing Offer is made prior to the withdrawal or termination of the Qualified Third Party Offer; and
          (B) if the Competing Offer is formally withdrawn or terminated before the Purchaser acquires Common Stock pursuant to the Competing Offer, the rights under this Section 2(d)(ii) shall terminate and such Purchaser and any of its Affiliates shall continue to be subject to the requirements in Section 2(d)(i) unless and until another Qualified Third Party Offer is made or commenced.
     (iii) For the avoidance of doubt, the filing of any statement or document with any governmental authority, including without limitation, a Schedule 13D or amendment thereto by any Purchaser or any of its Affiliates (and/or any group of Purchasers) disclosing the existence of a “group” for Section 13(d) purposes, solely by itself, will not constitute a breach of the covenant in Section 2(d)(i).
     (iv) Notwithstanding anything to the contrary, the restrictions in this Section 2(d) shall not restrict or relate to any legally binding agreement between or among the Affiliates of a Purchaser with respect to the voting, acquisition or disposition of the shares of Common Stock and/or any such arrangements among any Purchasers contemplated by the Merger Agreement and/or the Financing Agreement including any agreements entered into in connection therewith.
     (v) The restrictions in this Section 2(d) shall survive the Closing Date and shall expire and be of no force and effect on and after the first anniversary of the Company’s annual stockholders meeting for 2009 (the period from the date hereof to such first anniversary, the “Standstill Period”). Notwithstanding anything to the contrary, the Standstill Period shall expire no later than June 30, 2010. The restrictions in this Section 2(d) shall immediately terminate and be of no further force or effect upon termination of this Agreement.
     (vi) Notwithstanding the foregoing, nothing in this Section 2.1(d) shall apply to any portfolio company of any Purchaser with respect to which such Purchaser is not the party exercising control (as defined as over 50% voting or dispositive control) over the decision to purchase shares of Common Stock or to vote such Common Stock.
     (e) Notwithstanding Section 1(c) or any other provision of this Agreement, the obligations of the Purchasers are several and no Purchaser shall be responsible for the breach or violation of any other Purchaser, including without limitation, for any other Purchaser’s failure to purchase its Share Allocation as required, even if a Purchaser becomes an Electing Offeree in respect of a Defaulted Share Allocation, and in no event shall a Purchaser be relieved of its obligations to the Company under this Agreement, including Section 1(a).

power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing as that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company. Merger Sub is a company duly organized, validly existing and in good standing under the laws of the State of Israel. The Company owns, beneficially and of record, all of the outstanding capital stock of Urohealth B.V., a company duly organized, validly existing and in good standing under the laws of The Netherlands. Urohealth B.V. is an inactive subsidiary which does not currently conduct any business activities. Except for Merger Sub and Urohealth B.V. (collectively, the “Company Subsidiaries”), the Company does not have any Subsidiaries. For purposes of this Agreement, the term “Material Adverse Effect on the Company” means one or more events, occurrences, conditions or circumstances (whether or not covered by insurance) which, individually or in the aggregate, result in a material adverse effect on or change in (i) the business, operations, assets, Liabilities, condition (financial or otherwise), prospects, or results of operations of the Company, taken as a whole with the Company Subsidiaries, or (ii) the ability of the Company to timely (A) perform its material obligations under this Agreement, or (B) consummate the transactions contemplated in this Agreement.
     (b) Authorization; Enforcement. The Company has the full corporate power and authority to (i) execute and deliver this Agreement, the Registration Rights Agreement and all certificates delivered by the Company in connection herewith and therewith (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder, and (ii) issue the Shares in accordance with the terms of this Agreement. The execution and delivery by the Company of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s board of directors and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents or to consummate the transactions contemplated hereby and thereby, except the approval by the Company’s stockholders of the issuance of (i) the Common Stock in the Merger and the transactions contemplated in the Merger Agreement, and (ii) the Shares pursuant to this Agreement (the “Stockholder Approval”). This Agreement has been, and each of the other Transaction Documents upon the Closing Date will be, duly executed and delivered by the Company. This Agreement constitutes, and each of the other Transaction Documents upon the Closing Date will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and subject to equitable principles of general application.
     (c) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not:
          (i) conflict with or violate the certificate of incorporation or bylaws of the Company or the articles of association or equivalent constituent documents of the Company Subsidiaries (collectively, the “Governing Documents”);

          (ii) conflict with or violate any Law applicable to the Company or the Company Subsidiaries or by which any property or asset of the Company or the Company Subsidiaries is bound; or
          (iii) except as set forth in Schedule 3(c) hereto, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of any Person pursuant to, give to others any right of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any Person or otherwise adversely affect any rights of the Company or the Company Subsidiaries under, or result in the creation of any Encumbrance on any property, asset or right of the Company or the Company Subsidiaries pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other contract or agreement (each, a “Contract”) to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets are bound;
except, in the case of clauses (ii) and (iii), for any such conflicts, breaches, defaults or lack of consents that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.
     (d) Consents; Approvals. Other than the Stockholder Approval and notice filings pursuant to applicable state securities laws, the Company is not required to obtain any consent, authorization or approval of, or make any filing or registration with, any court or governmental or regulatory or administrative authority, including the SEC, in order for the Company to execute, deliver and perform any of its obligations under this Agreement or the other Transaction Documents or in order to consummate any of the transactions contemplated hereby and thereby, except those consents, authorizations, approvals, filings and registrations contemplated by Section 6(c) hereof and the Registration Rights Agreement, which shall be obtained or made as contemplated thereby.
     (e) Capitalization; Issuance of Shares. The authorized capital stock of the Company consists of 51,000,000 shares (the “Company Capital Stock”), divided into 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the date hereof, (i) 11,811,451 shares of Common Stock are issued and outstanding, (ii) no shares of Preferred Stock are issued or outstanding, (iii) 2,270,723 shares of Common Stock are issuable upon exercise or payout of currently outstanding stock options and restricted stock units previously granted under the Company’s stock option plans; (iv) 78,363 shares of Common Stock are issuable upon exercise of deferred stock units under the Company’s Employee Deferred Stock Unit Program; (v) 165,981 shares of Common Stock are issuable upon payout of deferred stock units under the Company’s Non-Employee Director Deferred Stock Unit Program; (vi) 474,437 shares of Common Stock remain available for future awards under the Company’s 2004 Stock Incentive Plan; (vii) 606,292 shares of Common Stock remain available for future awards under the Company’s Employee Deferred Stock Unit Program; (viii) 234,019 shares of Common Stock remain available for future awards under the Company’s Non-Employee Director Deferred Stock Unit Program; (ix) 689,113 shares of Common Stock are issuable upon exercise of currently outstanding Series A Warrants; (x) 694,637 shares of Common Stock are issuable upon exercise of currently outstanding Series B Warrants; and (xi) 250,000 shares of Preferred Stock have been designated as “Series A Junior Participating Preferred Stock,” par value $0.001 per share, and are reserved for issuance upon exercise of preferred share purchase rights issued pursuant to the Rights Agreement, dated as of March 31, 1999, between the Company and U.S. Stock Transfer Corporation (as amended from time to time). Each issued and outstanding share of Company Capital Stock is, and each share of Company Capital Stock to be issued pursuant to the terms hereof, upon issuance on the terms and conditions specified in this Agreement will be, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights or similar rights, and has been, or will be, issued in compliance in all respects with applicable Law and the Company’s bylaws and certificate of incorporation. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or the other Transaction Documents. Except as set forth in Schedule 3(e), the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in any right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. The holders of the Shares shall be entitled to all of the rights accorded to a holder of Common Stock by virtue of holding Common Stock.
     Except for the items described in the paragraph above and under this Agreement and the Merger Agreement, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other Contract and also including any rights plan or other similar agreement, obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Company Capital Stock or obligating the Company to grant, extend or enter into any such Contract or commitment. As of the date hereof, there are no obligations, contingent or otherwise, of the Company to (i) repurchase, redeem or otherwise acquire any shares of Company Capital Stock or (ii) provide material funds to, or make any material investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any Person. There are no outstanding stock appreciation rights or similar derivative securities or rights of the Company. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. There are no voting trusts, irrevocable proxies or other Contracts to which the Company is a party or is bound with respect to the voting of any shares of Company Capital Stock.
     (f) Public Filings. The Company has filed all material forms, reports and documents required to be filed with the SEC since January 1, 2007 (collectively, the “Company SEC Reports”), each of which complied at the time of filing in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). None of the Company SEC Reports contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent superseded by a subsequently filed Company SEC Report prior to the date hereof. The (a) audited consolidated balance sheet of the Company as of December 31, 2005, December 31, 2006 and December 31, 2007, and the related audited consolidated statements of income, retained earnings, shareholders’ equity and changes in financial position of the Company for the periods covered therein, together with all related notes and schedules thereto, accompanied by the reports thereon of the Company’s independent auditors, (b) unaudited consolidated balance sheet of the Company as of June 30, 2008, and the related consolidated statements of income, retained earnings, shareholders’ equity and changes in financial position of the Company for the six months and quarter then ended, together with all related notes and schedules thereto filed with the Company SEC Reports, and (c) unaudited consolidated balance sheet of the Company as of September 30, 2008, and the related consolidated statements of income, retained earnings, shareholders’ equity and changes in financial position of the Company for the quarter ended September 30, 2008 (collectively, the “Company Financial Statements”) are (i) correct and complete in all material respects and have been prepared in accordance with the books and records of the Company; (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto); and (iii) fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of interim financial statements, to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material. The Company Financial Statements do not contain any material items of a special or nonrecurring nature, except as expressly stated therein. Except for those liabilities that are reflected or reserved against on the audited consolidated balance sheet of the Company as of December 31, 2007 (such balance sheet, together with all related notes and schedules thereto, the “Company Balance Sheet”), and for liabilities incurred in the ordinary course of business consistent with past practice after such date, the Company has not incurred any liability required by GAAP to be reflected in a consolidated balance sheet of the Company or disclosed in the notes thereto, except those liabilities and obligations that are not, individually or in the aggregate, material to the Company.
     (g) Absence of Certain Changes or Events. Since the date of the Company Balance Sheet: (i) the business of the Company has been conducted, in all material respects, only in the ordinary course of business consistent with past practice; (ii) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or would be reasonably likely to have a Material Adverse Change on the Company; (iii) the Company has not suffered any material loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance; and (iv) the Company has not taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the Company’s covenants set forth in Section 6.
     (h) Litigation. Except as set forth on Schedule 3(h) hereto, there is no material claim, action, suit, inquiry, proceeding, audit or investigation by or before any governmental authority, or any arbitration, mediation or other similar proceeding (each, an “Action”) or, to the Knowledge of the Company, threatened or pending against the Company or any of the Company Subsidiaries, or any material property or asset of the Company or any of the Company Subsidiaries, nor to the Company’s Knowledge is there any event, circumstance or fact existing or that has occurred that would reasonably be expected to result in a material Action. There is no Action pending or, to the Knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement or the other Transaction Documents. There is no outstanding or pending Order, or to the Knowledge of the Company, threatened investigation by, any Governmental Authority relating to the Company or any of the Company Subsidiaries, any of its properties or assets or the transactions contemplated by this Agreement or the other Transaction

Documents. There is no Action by the Company or any of the Company Subsidiaries pending, or which the Company or any of the Company Subsidiaries has commenced preparations to initiate, against any other Person.
     (i) Compliance with Applicable Law. Each of the Company and the Company Subsidiaries is and has been in compliance in all material respects with all Laws applicable to it. The Company has not received during the past seven years, nor is there any basis for, any notice, order, complaint or other communication from any Governmental Authority or any other Person that the Company or either of the Company Subsidiaries is not and has not been in compliance in any material respect with any Law applicable to it. Except in each case which would not have or reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect on the Company, neither the Company nor any of the Company Subsidiaries is in violation of any term of any Governing Document.
     (j) Integration. Assuming that the Purchasers’ representations in Section 4 are true and correct, to the Company’s Knowledge, no circumstance exists which requires the offering of the Shares by the Company to the Purchasers to be integrated with prior, contemporaneous or ongoing offerings of the Company for purposes of the Securities Act, or, except in connection with the Form S-4 to be filed in connection with the issuance of Common Stock in the Merger, the rules and regulations of the Nasdaq relating to shareholder approval requirements.
     (k) Investment Company. Neither the Company nor any Company Subsidiary is, and, after giving effect to the issuance of the Shares, will not be required to register as, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.
     (l) Private Placement. Assuming the accuracy of the representations made by the Purchasers in Section 4 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated by this Agreement.
     (m) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) in connection with the offer or sale of the Shares.
     (n) Broker Fees. Other than Oppenheimer & Co. Inc. (the “Placement Agent”), whose fees will be paid by the Company, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. No Purchaser shall have any obligation with respect to any such fees or any claims made by or on behalf of any such persons that any such fees are due.
     (o) Application of Anti-takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill, shareholder rights agreements or other similar anti-takeover provision under the

Company’s certificate of incorporation or bylaws or any applicable state laws that is or could become applicable to each Purchaser’s purchase of its Share Allocation.
     (p) No Other Representations. The Company acknowledges that the Purchasers make no other representations or warranties with respect to the purchase and sale of the Shares except for those specifically set forth in Section 4 and that the Purchasers have not made any promises to or agreements with the Company not specifically provided in this Agreement and the other Transaction Documents.
     4. Representations of the Purchasers. Each Purchaser severally and not jointly hereby represents and warrants to the Company and the Placement Agent as follows:
     (a) Such Purchaser is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.
     (b) Such Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is or will be a party. The execution and delivery by such Purchaser of this Agreement and the other Transaction Documents to which such Purchaser is or will be a party have been duly authorized by such Purchaser and no further consent or authorization is required of such Purchaser in connection therewith. This Agreement has been, and each of the other Transaction Documents to which such Purchaser will be a party, upon the Closing Date will be, duly executed and delivered by such Purchaser. This Agreement constitutes, and each of the other Transaction Documents to which such Purchaser is or will be a party, upon the Closing Date will constitute, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and subject to equitable principles of general application.
     (c) Such Purchaser understands that the Shares are “restricted securities” under the federal securities laws inasmuch as the Shares are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and the applicable regulations thereunder the Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this regard, such Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act (including any successor rule or similar rule then in place, “Rule 144”) and understands the resale limitations imposed thereby and by the other requirements of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder and under any state securities laws (collectively, the “Securities Laws”), including, without limitation, Section 16 of the Exchange Act if applicable to such Purchaser. Such Purchaser acknowledges and agrees that the Company has no obligation to register the Shares for resale except as set forth in the Registration Rights Agreement.
     (d) Such Purchaser is acquiring the Shares for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. Such Purchaser does not have any contract, undertaking, agreement, understanding or arrangement with any Person, including any underwriters or broker-dealers, to sell, transfer or grant participations to such Person or to any third party, with respect to any of the Shares. Such Purchaser has not been formed for the specific purpose of acquiring the Shares.
     (e) Such Purchaser is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.
     (f) Such Purchaser is a sophisticated investor and acknowledges that it can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares. Such Purchaser has: (i) received, carefully reviewed and acknowledges its understanding of (A) the representations relating to the Company contained in this Agreement, (B) the investment considerations set forth on Exhibit C, and (C) the documents set forth on Exhibit D and Exhibit E; and (ii) has been given the opportunity to ask the Company all questions and receive answers concerning the terms and conditions of this offering and to obtain any additional information that is necessary to verify the accuracy of the information furnished hereunder or relevant to its investment in the Shares and any such questions have been answered to such Purchaser’s satisfaction. SUCH PURCHASER ACKNOWLEDGES THAT AN INVESTMENT IN THE COMPANY AND THE SHARES INVOLVES A HIGH DEGREE OF RISK.
     (g) Such Purchaser has received certain projections, including projected statements of revenue growth, adjusted EBITDA, synergies and cost savings for the Company after the Merger. Such Purchaser acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that such Purchaser is familiar with such uncertainties and that such Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of any assumptions underlying such estimates, projections and forecasts to the extent provided to such Purchaser). Accordingly, such Purchaser acknowledges that the Company makes no representation or warranty with respect to, and disclaims any obligation to update, such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts to the extent provided to such Purchaser).
     (h) Such Purchaser understands that (i) the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein, and (ii) the Shares cannot be resold unless they are registered under the Act or unless an exemption from registration is available. Such Purchaser understands that any certificates representing the Shares shall bear the following legend, in addition to any legend required by state “Blue Sky” laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.
     (i) If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange requirements applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.
     (j) If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth in the signature page hereto. If the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth in the signature page hereto.
     (k) Such Purchaser acknowledges that the Company makes no other representations or warranties with respect to the purchase and sale of the Shares except for those specifically set forth in Section 3 of this Agreement and that the Company has not made any promises to or agreements with such Purchaser not specifically provided in this Agreement and the other Transaction Documents, including any representations related to the Shares or the future value thereof.
     5. Lock Up. Each Purchaser hereby covenants and agrees that such Purchaser shall not engage, directly or indirectly, in any Prohibited Transaction (as such term is defined below) with respect to the Shares for a period of six months from and after the Closing Date; provided that the foregoing covenant shall cease to apply and shall no longer be effective upon the happening of any of the following events (in each case other than any events associated with the Merger) after the Closing Date: (a) the occurrence or public announcement by the Company of a Change in Control, (b) the issuance of new capital stock for public sale by the Company in a primary offering, or (c) the Company entering into, or publicly announcing its intention to enter into, any transaction or series of transactions with any Person or Persons other than the Purchasers whereby the Company agrees to sell or transfer any capital stock of the Company, any security directly or indirectly convertible or exchangeable for any such capital stock or any option or right to acquire any of the foregoing, which in the aggregate after the date hereof constitutes or allows the holder(s) thereof to acquire 5% or more of the outstanding capital stock of the Company as of the Closing Date; and in connection with which any Person(s) acquiring or holding such securities are not subject to a lock-up on terms at least as restrictive upon such holders as those set forth in this Section 5 at all times while this Section 5 is applicable to the Purchasers; provided, however, that subsections (b) and (c) shall not apply to the shares of Common Stock issued in the Merger or issuances pursuant to any stockholder-approved equity compensation plans or arrangements (or to the Company’s existing deferred stock unit programs) the purpose of which is to compensate the Company’s employees or non-employee directors and not in any material respect to raise capital or any issuances upon exercise of warrants to purchase shares of Common Stock outstanding on the date hereof. For purposes of this Agreement, the term “Prohibited Transaction” for any Purchaser means a transfer or assignment of the Shares or any interest therein, including any of the following transactions, and any agreement or other arrangement with respect to any such transactions; provided, however, that a Prohibited Transaction shall not include the tendering of Shares by Purchasers in a publicly announced tender offer: (A) any sale; (B) any grant of any option; (C) any transfer of the economic risk of ownership; (D) any transfer of voting or dispositive power; (E) any pledge; (F) any short sale, whether or not against the box; (G) any establishment of any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act); (H) any grant of any other right with respect to any of the Shares or with respect to any security that includes, relates to or derives any significant part of its value from any of the Shares; and/or (I) any hedging transaction; except, in each case, any transfer to any affiliate of the Purchaser (including its partners or members), provided that in each case such Person(s) agrees to be bound by the provisions of this Section 5. For purposes of this Agreement, the term “Change in Control” means the occurrence after the Closing Date of any of the following in one or a series of related transactions: (i) an acquisition by any Person or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of 40% or more of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company’s board of directors that is not approved by those individuals who are members of the board of directors at the Effective Time (or other directors previously approved by such individuals); (iii) a sale of substantially all or more than one-half of the assets of the Company and its Subsidiaries, taken as a whole, in a transaction or series of related transactions; (iv) a merger or consolidation that results in more than 50% of the combined voting power of the then outstanding Company Capital Stock changing ownership (whether or not approved by the Board); (v) the consummation of a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of a majority of the voting rights or equity interests in the Company; (vi) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (vii) consummation of a publicly announced tender offer for a majority of any class of the Company’s outstanding securities (other than an issuer tender offer not for cash or to employees of the Company and, in each case, not to effectuate a going private transaction).
     6. Other Agreements of the Parties.
     (a) The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock on the Nasdaq or another national securities exchange or the Over-the-Counter Bulletin Board (the “OTCBB”) and shall use its commercially reasonable efforts to comply in all respects with the applicable reporting, filing, shareholder approval and other obligations under the rules and regulations of the Nasdaq, such other national securities exchange or the OTCBB, as applicable, in each case, until the earlier of the first anniversary of the Closing Date and the time at which the Purchasers no longer own any of the Shares.
     (b) Until the earlier of the first anniversary of the Closing Date and the time at which the Purchasers no longer own any of the Shares, the Company covenants to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act, or if the Company is not required to file reports pursuant to securities Laws during such period, the Company will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.
     (c) Except for: (i) a press release to be issued on the Effective Date disclosing the transactions contemplated by this Agreement and the other Transaction Documents and the Merger, and (ii) a Form 8-K to be filed with the SEC describing the material terms of the transactions contemplated by this Agreement and the other Transaction Documents and the Merger and attaching the relevant Transaction Documents as exhibits, and any filings made in connection with the Merger, the Company shall not issue any press release or any other public statement with respect to the transactions contemplated by this Agreement and the other Transaction Documents, except as required by Law or the stock exchange on which the Company’s Common Stock is listed or traded, in which case, to the extent practicable, the Company shall provide the Purchasers with prior notice of such disclosure. No Purchaser shall issue any press release or any other public statement with respect to the transactions contemplated by this Agreement and the other Transaction Documents, except (i) as required by Law, in which case such Purchaser shall provide the Company with prior notice of such disclosure, or (ii) for the issuance of any press release or other public statement that (x) discloses only that information with respect to the transactions contemplated hereby and the Merger as has been previously disclosed with respect to such transactions by the Company, in which case such Purchaser shall provide the Company with notice of such disclosure, prior to the first disclosure thereof (and may thereafter repeat such disclosure previously notified to Company), or (y) is approved in advance by the Company, such approval not to be unreasonably withheld, conditioned or delayed.
     (d) Certificates evidencing the Shares shall not be required to contain any legend (including the legend set forth in Section 4(h)): (i) following a sale of the Shares pursuant to an effective registration statement, or (ii) following a sale of the Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company, and the Company receives evidence of such status, such as customary representation letters provided by the Purchasers, reasonably satisfactory to the Company). Following such time as any legends (including those set forth in Section 4(h)) are no longer required to be placed on certificates representing Shares, the Company will, no later than three business days following the delivery by the Purchaser to the Transfer Agent of a certificate representing Shares containing such legends, deliver or cause to be delivered to the Purchaser or its transferee, as applicable, a certificate representing such Shares that is free from all legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that expand the restrictions on transfer set forth in Section 4.
     (e) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2(a)(1) of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the Securities Act, or, except in connection with the Form S-4 to be filed in connection with the issuance of Common Stock in the Merger, the rules and regulations of the Nasdaq relating to shareholder approval requirements.
     7. Conditions to the Closing.
     (a) General Conditions to Closing. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by any party in its sole discretion (provided, that such waiver shall only be effective as to the obligations of such party):
          (i) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits or makes illegal the consummation of the transactions contemplated by this Agreement.
          (ii) Consummation of Merger. The Merger shall have closed concurrent with or immediately prior to the Closing.
          (iii) Stockholder Approval. If required under Rule 4350(i) of the Nasdaq Marketplace Rules, the Company shall have received the Stockholder Approval.
     (b) Conditions Precedent to the Obligation of the Company.  The obligation hereunder of the Company to issue and sell the Shares as to each individual Purchaser shall be subject to the fulfillment at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by the Company in its sole discretion:
          (i) Accuracy of the Purchaser’s Representations and Warranties.  The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.
          (ii) Performance by the Purchaser.  The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.
          (iii) Purchaser’s Certificate.  On the Closing Date, the Purchaser shall have delivered to the Company a certificate signed by such Purchaser, if such Purchaser is an individual, or an executive officer on behalf of such Purchaser, if such Purchaser is an entity, dated as of the Closing Date, confirming the accuracy of such Purchaser’s representations, warranties and performance of its covenants as of the Closing Date.

          (iv) Delivery of Purchase Price.  The Purchase Price relating to the Purchaser’s Share Allocation shall have been delivered to the Company on the Closing Date as set forth in Section 2(b).
          (v) Minimum Purchase.  The Purchasers, including Electing Offerees (if any) and Additional Purchasers, shall have purchased Shares with an aggregate Purchase Price of $12 million at the Closing.
     (c) Conditions Precedent to the Obligation of the Purchasers.  The obligation hereunder of each of the Purchasers to purchase the Shares and consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by the Purchaser (as to itself only) in its sole discretion:
          (i) Accuracy of the Company’s Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be, in the aggregate, true and correct in all material respects, as of the Closing Date, except for representations and warranties that are qualified by Material Adverse Effect, which shall be true and correct in all respects, or speak as of a particular date, which shall be true and correct in all material respects as of such date.
          (ii) Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.
          (iii) No Suspension, Etc.  Trading in the Common Stock shall not be suspended as of the Closing Date by the SEC or the Nasdaq (or if then traded on another national securities exchange or the OTCBB, then such securities exchange or the OTCBB).
          (iv) Shares.  At the Closing, the Company shall have delivered to the Purchaser a certificate representing such Purchaser’s Share Allocation (in such denominations as such Purchaser may request) or shall have issued an irrevocable letter of instruction to the Transfer Agent to issue such Purchaser’s Share Allocation.
          (v) Opinion of Counsel.  The Purchaser shall have received an opinion of counsel to the Company in the form of Exhibit B hereto and dated as of the Closing Date.
          (vi) Officer’s Certificate.  On the Closing Date, the Company shall have delivered to the Purchaser a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, to the effect set forth in Section 7(c)(i) and (ii).
          (vii) Registration Rights Agreement.  The Registration Rights Agreement, dated as of the Closing Date, shall have been duly executed and delivered to the Purchaser by the Company.
     8. Termination.

     (a) This Agreement may be terminated at any time prior to the Closing as follows:
          (i) by mutual written consent of the Company and Purchasers that are committed to purchase (excluding any Purchaser that has defaulted in its purchase obligations under this Agreement) 75% of the Shares;
          (ii) automatically upon termination of the Merger Agreement or if the Closing of the transactions contemplated hereby shall have not been consummated on or before August 30, 2009;
          (iii) by the Company or any Purchaser if there shall be any Law in effect that makes consummation of the transactions contemplated by this Agreement illegal or if consummation of the transactions contemplated hereby would violate any nonappealable final Order of any Governmental Authority of competent jurisdiction;
          (iv) by the Company if any condition to the Company’s obligations hereunder becomes incapable of fulfillment; or
          (v) by any Purchaser if any condition to such Purchaser’s obligations hereunder becomes incapable of fulfillment.
     (b) Notwithstanding Sections 8(a)(iv) and (v), a party who is or whose affiliate is in material breach of or has failed to observe or perform any of its obligations or representations and warranties hereunder and such failure is a cause of such conditions to be incapable of fulfillment shall not have the right to terminate this Agreement pursuant to Sections 8(a)(iv) through (v).
     (c) The termination of this Agreement shall be effectuated by the delivery of written notice of such termination by the party terminating this Agreement to each other party, except for a termination pursuant to Section 8(a)(ii) upon a termination of the Merger Agreement, which shall be effective immediately upon termination of the Merger Agreement. If this Agreement terminates, it shall have no further force or effect, except as provided in Section 8(d).
     (d) If this Agreement is terminated in accordance with Section 8(a) and the transactions contemplated hereby are not consummated, this Agreement shall be of no further force and effect, without any liability on the part of any party hereto, except for this Section 8(d) and Section 9, which shall survive termination of this Agreement. Nothing herein shall relieve any party to this Agreement of liability for a knowing and willful breach of any representation, warranty, agreement, covenant or other provision of this Agreement prior to the date of termination.
     9. Miscellaneous.
     (a) No Obligation to Consummate Merger. Each of the Purchasers hereby acknowledges and agrees that notwithstanding anything contained in this Agreement, the Company shall have no obligation under this Agreement to consummate the Merger or take any actions in connection therewith. Each of the Purchasers further acknowledges and agrees that the Company shall have no liability or other obligation to any Purchaser whatsoever in the event that this

Agreement is terminated as a result of the termination of the Merger Agreement for any reason, or other failure to consummate the Merger.
     (b) No Obligation/Ability to Bring Action. Unless (i) the Company and Galil mutually agree that all conditions in Section 6.1 of the Merger Agreement (except for such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date and except for Section 6.1(o)), in Section 6.2 of the Merger Agreement (except for such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date) and in Section 6.3 of the Merger Agreement (except for such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date) have either been satisfied or waived by the appropriate party, (ii) the Company believes, in good faith, that one or more Purchasers who are listed on Schedule I has breached its obligations under Section 1(a) and 2(b) of this Agreement, and (iii) the Non-Defaulting Purchasers or Additional Purchasers fail to purchase all of such Defaulting Purchasers’ Defaulted Share Allocation and all other defaulting Purchasers’ Share Allocation, the Company shall not be entitled to bring any claim, action, suit, or other judicial proceeding against any Purchaser listed on Schedule I prior to the Closing. Notwithstanding anything in this Agreement to the contrary, in no event shall Galil be required to bring an Action against any Person, including any Purchaser, to cause such Person to satisfy its obligations hereunder or seek any other remedy in connection with such Person’s failure to satisfy its obligations hereunder. Further, notwithstanding anything in this Agreement to the contrary, the liability of any Purchaser under this Agreement shall not exceed (x) for any Purchaser listed on Schedule I, such Purchaser’s proportionate share (equal to such Purchaser’s Share Allocation divided by the aggregate Share Allocations of all defaulting Purchasers listed on Schedule I (as reasonably determined by board of directors of the Company)) of the total of the Company Termination Fee and Parent Transaction Expenses accrued through the date of termination of the Merger Agreement (both as defined in Section 8.5(e) of the Merger Agreement), to the extent such fees have not been paid by Galil, and (y) for any Purchaser listed on Schedule II, such Purchaser’s proportionate share (equal to such Purchaser’s Share Allocation divided by the aggregate Share Allocations of all Defaulting Purchasers listed on Schedule II) of the total of the Parent Termination Fee and Company Transaction Expenses accrued through the date of termination of the Merger Agreement (both as defined in Section 8.5(b) of the Merger Agreement), to the extent such fees have been paid by the Company. Payment of the amounts set forth in the preceding sentence (“Damages”) shall be the sole and exclusive remedy of the Company against any Purchaser arising from a breach of its pre-Closing covenants under this Agreement, including those contained in Section 1(a) and Section 2(b) and in no event shall the Company be entitled to specific performance or any other remedy, at law or in equity. The Company acknowledges and agrees that its right to monetary damages in the amount of the Damages shall be in lieu of all other remedies for a breach by any Purchaser of its pre-Closing covenants under this Agreement, including those contained in Section 1(a) and Section 2(b).
     (c) Survival of Representations and Warranties. If the Closing occurs, the representations, warranties, agreements and covenants contained in this Agreement and the other Transaction Documents shall survive the Closing Date and the delivery of the Shares.
     (d) Fees and Expenses.  Except as set forth in Section 9(e), each of the parties shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.
     (e) Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement or other Transaction Documents, then the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled, provided that any such fees and expenses incurred in connection with a claim, action, suit or proceeding brought by the Company against any Purchaser, as contemplated by Section 9(b), shall be paid solely by the nonprevailing party or parties in such proceeding.
     (f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, email or otherwise (provided such delivery is during regular business hours, and if not, then on the next Business Day), (ii) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a nationally recognized next-day courier or (iii) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(i)	if to the Company:

Endocare, Inc. 201 Technology Drive Irvine, CA 92618 Attention: Clint B. Davis Facsimile: (949) 450-5310 Email: cdavis@endocare.com with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP 3161 Michelson Drive, Suite 1200 Irvine, CA 92612 Attention: Michelle A. Hodges Facsimile: (949) 475-4703 Email: mhodges@gibsondunn.com

(ii)	if to any Purchaser:

At the address of such Purchaser set forth on the signature page hereto.

with a copy (which shall not constitute notice) to:

Willkie, Farr & Gallagher LLP
787 7th Avenue New York, NY 10019
Attention:	Gordon Caplan

Facsimile:	(212) 728-9266
Email:	gcaplan@willkie.com

     (g) Entire Agreement. This Agreement and the Registration Rights Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any representations, warranties or covenants except as expressly set forth in this Agreement.
     (h) No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Placement Agent is an intended third party beneficiary with respect to the representations and warranties made by (i) the Company in Section 3 and (ii) the Purchasers in Section 4.
     (i) Amendment; Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an express written consent signed by the Company and Purchasers that own, or have committed to purchase (excluding any Purchaser that has defaulted in its purchase obligations under this Agreement), 75% of the Shares (excluding any Shares of any Purchaser that has defaulted in its purchase obligations under this Agreement), provided, however, that any amendment or waiver that adversely affects the rights of any Purchaser or Purchasers in a manner that is different than the effect on the rights of the other Purchasers shall require the express written consent of such affected adversely Purchaser or Purchasers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
     (j) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers that have committed to purchase (excluding any Purchaser that has defaulted in its purchase obligations under this Agreement), 75% of the Shares (excluding any Shares of any Purchaser that has defaulted in its purchase obligations under this Agreement). No Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company and the other Purchasers, except to an affiliate of such Purchaser who agrees to be bound by the terms of, and executes a counterpart to, this Agreement. Any attempted assignment by a Purchaser in violation of this Agreement shall render such Purchaser a Defaulting Purchaser under this Agreement.
     (k) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement or any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and other Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
     (l) Governing Law; Arbitration. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to any conflict of laws principles that would require the application of the laws of any other jurisdiction. Each of the parties irrevocably agrees that in the event of the bringing of any legal Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any other party or its successors or assigns, then the sole forum for resolving such dispute shall be any appropriate State or federal court in the State of Delaware, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Action arising out of or relating to this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, the parties agree that any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, that arises at the same time and relates to the same or similar facts, claims or events as any one or more disputes, claims or controversies arising out of or relating to the Merger Agreement, shall, to the extent practicable, be combined in one arbitration proceeding under Section 9.3 of the Merger Agreement, and in such event, the provisions of such section governing dispute resolution shall supersede any provisions relating to such matters in this Agreement. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.
     (m) Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect and in lieu of such invalid or unenforceable provision there shall be automatically added as part of this Agreement a valid and enforceable provision as similar in terms to the invalid or unenforceable provision as possible, provided that this Agreement as amended, (i) reflects the intent of the parties hereto, and (ii) does not change the bargained for consideration or benefits to be received by each party hereto.

     (n) Headings.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.
     (o) Defined Terms. Terms used herein that are not defined herein shall have the meanings set forth in the Merger Agreement.
     (p) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     (q) Drafting. Each party acknowledges that such party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any Law that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereby execute and deliver this Stock Purchase Agreement as of the date first written above.

ENDOCARE, INC.
By:	/s/ Michael R. Rodriguez
	Name:	Michael R. Rodriguez
	Title:	Senior Vice President, Finance and Chief Financial Officer

[Signature Page to Stock Purchase Agreement]

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated: Nov. 10, 2008

2.	Subscription Amount: $550,000

3.	Purchase Price: $ 1.00 per share

4.	Share Allocation:

Richard B. Emmett

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

22-3848480

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Vertical Fund II, LP

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

25 DeForest Ave

Number and Street

Summit NJ 07901

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:
Dated:

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated: Nov. 10, 2008

2.	Subscription Amount: $2,200,000

3.	Purchase Price: $ 1.00 per share

4.	Share Allocation:

Richard B. Emmett

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

11-2953861

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Vertical Fund I, LP

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

25 DeForest Ave

Number and Street

Summit, NJ 07901

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

2

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER TMP Nominee II, LLC
1.	Dated: , 2008

2.	Subscription Amount: $39,283

3.	Purchase Price: $

4.	Share Allocation:

James E. Thomas

Signature of Subscriber [Manager]	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

TMP Nominee II, LLC

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Number and Street

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name:
Title:

3

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER                TMP Nominee LLC
1.	Dated: , 2008

2.	Subscription Amount: $78,042

3.	Purchase Price: $

4.	Share Allocation:

James E. Thomas

Signature of Subscriber [Manager]	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

TMP Nominee LLC

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Number and Street

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

4

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated: , 2008

2.	Subscription Amount: $13,349

3.	Purchase Price: $

4.	Share Allocation:

By its General Partner
Thomas, McNerney & Partners LLC

James E. Thomas

Signature of Subscriber [Manager]	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

TMP Associates II, LP

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Number and Street

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name:
Title:

5

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER TMP Associates, LP
1.	Dated: , 2008

2.	Subscription Amount: $7,979

3.	Purchase Price: $

4.	Share Allocation:

By its General Partner
Thomas, McNerney & Partners LLC

James E. Thomas

Signature of Subscriber [Manager]	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

TMP Associates, LP

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Number and Street

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name:
Title:

6

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER Thomas, McNerney & Partners, LP
1.	Dated: ,2008

2.	Subscription Amount: $2,100,039

3.	Purchase Price: $

4.	Share Allocation:

By its General Partner
Thomas, McNerney & Partners LLC

James E. Thomas

Signature of Subscriber [Manager]	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Thomas, McNerney & Partners, LP

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

263 Tresser Blvd., Suite 1600

Number and Street

Stanford, CT 06901

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name:
Title:

7

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER Thomas, McNerney & Partners II, LP
1.	Dated: , 2008

2.	Subscription Amount: $3,761,308

3.	Purchase Price: $

4.	Share Allocation:

By its General Partner
Thomas, McNerney & Partners LLC

James E. Thomas

Signature of Subscriber [Manager]	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Thomas, McNerney & Partners II, LP

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

263 Tresser Blvd., Suite 1600

Number and Street

Stanford, CT 06901

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.
By:

Name:
Title:

8

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated: , 2008

2.	Subscription Amount: $550,000

3.	Purchase Price: $

4.	Share Allocation:

[Illegible]

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Discount Investment Corporation Ltd

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

3 Azrieli Center
Triangular Tower, 44th Floor

Number and Street

Tel Aviv 67023, Israel

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

9

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated: Nov. 10, 2008

2.	Subscription Amount: $200,000

3.	Purchase Price: $

4.	Share Allocation:

Berman & Co. Trading & Investments Ltd.

[Illegible]

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Berman & Co. Trading & Investments Ltd.

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

58 Stricker St.

Number and Street

Tel Aviv Israel 62003

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

10

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated:

2.	Subscription Amount: $700,000

3.	Purchase Price: $

4.	Share Allocation:

RDC Rafael Development Corporation Ltd.

[Illegible]

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

RDC Rafael Development Corporation Ltd.

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

[Illegible]

Number and Street

Israel 20692

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

11

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated:

2.	Subscription Amount: $550,000

3.	Purchase Price: $

4.	Share Allocation:

Elron Electronic Industries Ltd.

[Illegible]

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Elron Electronic Industries Ltd.

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

3 Azrieli Center 42nd Floor, Triangular Bldg

Number and Street

Tel Aviv Israel 67023

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

12

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated:

2.	Subscription Amount: $750,000

3.	Purchase Price: $

4.	Share Allocation:

[Illegible], Managing Director

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

98-0372426

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Investor Group L.P.

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Canada Court, Upland Road

Number and Street

St. Peter Port, Guernsey GY1 3BQ

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

13

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated:

2.	Subscription Amount: $1,750,000

3.	Purchase Price: $

4.	Share Allocation:

[Illegible]

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Investor Growth Capital Limited

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Canada Court, Upland Road

Number and Street

St. Peter Port, Guernsey GY1 3BQ

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

14

SIGNATURE PAGE
     The Purchaser hereby subscribes for such number of Shares as shall equal the Share Allocation as set forth below and agrees to be bound by the terms and conditions of this Agreement.
PURCHASER
1.	Dated:

2.	Subscription Amount: $3,000,000

3.	Purchase Price: $

4.	Share Allocation:

Frazier Healthcare V, L.P.
By: FHM V, LP, Its General Partner
By: FHM V, LLC

[Illegible]

Signature of Subscriber	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Frazier Healthcare V, L.P.

Name (please print as name will appear
on stock certificate)

Address of principal place of business:

Two Union Square, Suite 3200

Number and Street

Seattle, WA 98101

City, State Zip Code

ACCEPTED BY:

Endocare, Inc.

By:

Name: Title:

Dated:

15